UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21869

            NexPoint Credit Strategies Fund (formerly, Pyxis Credit Strategies Fund)

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

                                 Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

NexPoint Advisors, L.P.

200 Crescent Court

Suite 700

                                 Dallas, Texas 75201

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (877) 665-1287

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

NexPoint Credit Strategies Fund

Annual Report

December 31, 2012

NexPoint Credit Strategies Fund (formerly Pyxis Credit Strategies Fund)

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

PORTFOLIO MANAGERS’ LETTER

NexPoint Credit Strategies Fund

Dear Shareholders:

A Year of Change

2012 saw a lot of positive changes to the Fund. In June, the board approved a change in advisors to NexPoint Advisors, L.P. (“NexPoint”). NexPoint is an affiliated advisor of Highland Capital Management. The change was a move to rebrand our closed-end fund business under the NexPoint banner. In that same month, Jim Dondero, co-founder of Highland Capital Management, L.P. (“Highland”), assumed a large role in management of the portfolio. In September, we announced Mr. Dondero would assume the role of portfolio manager. Mr. Dondero has over 25 years of experience in the credit markets. In addition to his role at NexPoint, Mr. Dondero is the President of Highland Capital Management, L.P., which he co-founded in 1993. In September, we also announced the change in the ticker from “HCF” to “NHF”. These changes are indicative of our renewed focus on the Fund specifically and the closed-end fund business in general.

In 2012, the Fund continued its focus on investing primarily in below investment grade debt and equity with the ability to hedge risk. Mr. Dondero continues to attempt to deliver consistent monthly dividends while attempting to exceed the return of the DJ Credit Suisse Hedge Fund and the HFRX Global Hedge Fund indices in a transparent, registered fund format.

Since revamping the portfolio management team in June 2012, the following has been accomplished:

Portfolio repositioning to increase distributable income and increase potential capital gains:

•	The Fund’s NAV has increased from $6.86 to $7.99 as of February 22, 2013, or a 21.6% increase including reinvested dividends.
•	Net income available for distribution has increased from an annual run rate of $25 million to an annual run rate of $32.2 million as of February 22, 2013.
•	Increased exchange traded equities from 5% to 25% as of February 22, 2013, increasing potential capital gains to the portfolio.
•	Increased collateralized loan obligation structured products from 8% to 16% as of February 22, 2013, increasing the portfolio’s yield and potential capital gains.

Reduced operating expenses:

•	Administration, accounting and legal expenses have been reduced from an annual run rate of $2.5 million to an annual run rate of $1.6 million as of February 22, 2013.
•	Leverage costs have been reduced from an annual run rate of $4.6 million to an annual run rate of $4.4 million.
•	Additional savings of $1.7 million are anticipated in April 2013 with the refinancing of long-term notes to a more cost effective short-term credit facility.

Structural improvements:

•

Assets classified as Level 3 assets*, which tend to be less liquid and may not pay current income, has been reduced from 37% of the portfolio as of June 30, 2012 to 12% of the portfolio as of February 15, 2013.

•	Beginning February 1, 2013, the Manager began publishing the Fund’s NAV daily, creating greater transparency.
•	In July 2012, we developed and implemented a unique and creative Dividend Reinvestment Plan (the “DRIP Program”).
¡	The purpose of the DRIP Program is to promote ongoing buying interest in NHF shares in the secondary market and to foster shareholder loyalty.
¡	The DRIP Program offers shareholders a 2% gross-up on all new purchases made through accounts held by the Program’s administrator.
¡	The DRIP Program was offered to employees in July 2012 and has increased employee ownership in the Fund from 1% of outstanding shares to 3.3% as of February 28, 2013.
¡	As of February 28, 2013, the Program had accumulated 2.2 million shares of the Fund’s stock, representing 3.4% of the outstanding shares or $15.5 million in value.

Portfolio Performance

In 2012, the Fund (NAV) returned 13.3% and the stock prices was up 14.9%, including reinvested dividends. The Fund’s performance compared favorably to the Fund’s two benchmarks, the DJ Credit Suisse Hedge Fund Index (up 7.7%) and the HFRX Global Hedge Fund Index (up 3.5%). Most of the cost reductions recognized in the fund in 2012 were in the last month of the year or in the first months of 2013 and thus will have a larger impact on performance in 2013. For the year, the top five performing issuers in the portfolio were New Young Broadcasting, Kronos, Inc., Metro-Goldwyn-Mayer, Inc., ComCorp Broadcasting and Saber, Inc. These five positions were up a combined $26 million or 5.7%. The top five underperforming issuers in the portfolio in 2012 were

*	Level 3 assets whose valuations are determined using one or more significant inputs or significant value drivers which are unobservable.

Annual Report	1

PORTFOLIO MANAGERS’ LETTER

NexPoint Credit Strategies Fund

Celtic Pharma Phinco, LLV Holding Co., Best Buy, Cengage Learning Acquisitions and Pendrell Corporation. These positions were down a combined $23 million or -5.2%. The Fund increased its exposure to collateralized loan obligations from 7.4% of assets to 11.9% as of December 31, 2012 of assets and this asset class returned $17.2 million or 3.7% to the Fund.

The Year Ahead

Looking ahead in 2013, Mr. Dondero will continue to operate the Fund in the same manner by investing primarily in below investment grade debt and equity with the ability to hedge risk. Mr. Dondero continues to attempt to deliver consistent monthly dividends while attempting to exceed the return of the DJ Credit Suisse Hedge Fund and the HFRX Global Hedge Fund indices in a transparent, registered fund format. In 2013, we have four main goals for the Fund:

1.	Grow the NAV of the Fund,
2.	Continue to increase portfolio income. The Board voted to increase the dividend from $.035 per share to $.042 per share on February 22, 2013, but we want to increase the dividend further,
3.	Narrow the Fund’s stock price discount to NAV, which has historically run about 10% to 0% or near NAV, and
4.	Once the first three are accomplished, utilize the Fund’s shelf offering to issue new shares at NAV, using the proceeds to invest according to the Fund’s guidelines.

In addition to these goals for the Fund, we are very focused on the closed-end fund business in general. We have plans to grow this business through acquisitions, growing the Fund and by launching new funds through an initial public offering. Toward these efforts, we have had active discussions regarding acquisitions of other closed-end funds and have an on-going dialogue with investment bankers regarding other potential transactions. Additionally, we are continuing to have discussions with capital markets groups regarding the launch of a new closed-end fund.

James Dondero

President and Portfolio Manager

February 28, 2013

2	Annual Report

FUND PROFILE

NexPoint Credit Strategies Fund

Objective

The NexPoint Credit Strategies Fund (the “Fund”) seeks to provide both current income and capital appreciation.

Total Net Assets of Common Shares as of December 31, 2012

$476.3 million

Portfolio Data as of December 31, 2012

The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

Quality Breakdown as of 12/31/12 (%)*
A-	0.2
BBB	5.7
BB	18.7
B	45.3
CCC	14.0
CC	0.3
NR**	15.8

Top 5 Sectors as of 12/31/12 (%)*
Healthcare	14.2
Financial	13.9
Broadcasting	10.0
Information Technology	8.7
Service	7.6

Top 10 Holdings as of 12/31/12 (%)*
Genesys Ventures IA, LP (Common Stocks)	5.4
ComCorp Broadcasting, Inc. (US Senior Loans)	4.7
Humana, Inc. (Common Stocks)	3.6
Young Broadcasting Holding Co., Inc. (Common Stocks)	3.2
Texas Competitive Electric Holdings Company, LLC (US Senior Loans)	2.4
PL Propylene LLC (US Senior Loans)	2.2
Realogy Corp. (Corporate Notes and Bonds)	1.8
MetroPCS Communications, Inc. (Common Stocks)	1.6
Metro-Goldwyn-Mayer, Inc., Class A (Common Stocks)	1.6
Ineos US Finance LLC (US Senior Loan)	1.6

*	Quality is calculated as a percentage of total senior loans, asset-backed securities, corporate notes and bonds. Sectors and holdings are calculated as a percentage of total assets, excluding cash invested in Registered Investment Companies. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Quality ratings reflect the credit quality of the underlying loans and bonds in the Fund’s portfolio and not that of the Fund itself. Quality ratings are subject to change.

**	NR is a designation for a security that is not rated by a Nationally Recognized Statistical Organization.

Annual Report	3

FINANCIAL STATEMENTS

December 31, 2012	NexPoint Credit Strategies Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and common share price as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per common share is calculated by dividing net assets by the number of common shares outstanding as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations applicable to common shareholders.

Statements of Changes in Net Assets	These statements detail how the Fund’s net assets were affected by its operating results, distributions to common shareholders and shareholder transactions from common shares (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of common shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per common share was affected by the Fund’s operating results. The Financial Highlights also disclose the Fund’s performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of December 31, 2012	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)

US Senior Loans (a) - 48.1%

AEROSPACE - 0.5%
2,196,703	TransDigm, Inc. Tranche B-1 Term Loan, 4.00%, 02/14/17	2,212,684

BROADCASTING - 10.1%
35,950,043	ComCorp Broadcasting, Inc. Term Loan, 9.00%, 04/03/13 (b) (c)	34,829,552
4,921,251	Cumulus Media Holdings, Inc. First Lien Term Loan, 4.50%, 09/17/18	4,944,627
51,769	New Term Loan B, 09/30/18 (d)	52,052
8,322,415	Univision Communications, Inc. Extended First Lien Term Loan, 4.46%, 03/31/17	8,201,490

		48,027,721

CABLE/WIRELESS VIDEO - 0.2%
9,151,407	Broadstripe, LLC First Lien Term Loan (b) (e)	884,941
900,042	Revolver (b) (e)	87,034

		971,975

CHEMICALS - 3.7%
11,423,700	Ineos US Finance LLC Cash Dollar Term Loan, 6.50%, 05/04/18	11,563,297
1,597,107	W.R. Grace & Co. 5 Year Revolver (e)	3,114,358
1,597,107	Revolving Credit Loan (e)	3,114,358

		17,792,013

CONSUMER PRODUCTS - 0.1%
500,000	PVH Corp. New Term Loan B, 12/31/19 (d)	503,473

DIVERSIFIED MEDIA - 2.1%
3,990,417	Cengage Learning Acquisitions, Inc. Term Loan, 2.72%, 07/03/14	3,163,822
994,792	Tranche 1 Incremental Term Loan, 7.50%, 07/03/14	853,034
6,981,241	Tranche B Term Loan (Extending), 5.72%, 07/05/17	5,425,750
3,411,697	Endurance Business Media, Inc. Term Loan, 6.50%, 12/14/14	682,339

		10,124,945

ENERGY - 3.5%
16,319,815	PL Propylene LLC Tranche B Term Loan, 7.00%, 03/27/17	16,585,013

FINANCIAL - 0.3%
1,250,000	Nuveen Investments, Inc. Additional Extended First-Lien Term Loan, 5.81%, 05/13/17	1,257,656

FOOD/TOBACCO - 0.2%
979,900	Dean Foods Co. 2016 Tranche B Term Loan, 5.25%, 04/02/16	981,124

Principal Amount ($)		Value ($)

GAMING/LEISURE - 1.7%
3,937,249	Ginn LA Conduit Lender, Inc. First Lien Tranche A Credit-Linked Deposit (e)	98,431
8,438,203	First Lien Tranche B Term Loan (e)	210,955
3,000,000	Harrah’s Las Vegas Propco, LLC Senior Loan, 3.20%, 02/13/13	2,678,250
7,267,741	LLV Holdco, LLC Exit Revolving Loan, 5.00%, 12/28/17 (b) (c) (f)	5,234,227
7,000,000	WAICCS Las Vegas 3 LLC Second Lien Term Loan (e)	35,000

		8,256,863

HEALTHCARE - 2.4%
6,441,203	Kinetic Concepts, Inc. Dollar Term C-1 Loan, 5.50%, 05/04/18	6,523,715
4,726,250	Select Medical Corp. Series A Tranche B Term Loan, 5.50%, 06/01/18	4,758,152

		11,281,867

HOUSING - 0.1%
2,754,707	LBREP/L-Suncal Master I, LLC First Lien Term Loan (b) (e)	334,697

INFORMATION TECHNOLOGY - 6.2%
9,992,228	Delta Airlines, Inc. Term Loan, 5.25%, 10/18/18	10,099,644
4,000,000	Kronos Inc. Second Lien Term Loan, 9.75%, 04/30/20	4,010,000
1,869,825	Novell, Inc. First Lien Term Facility, 7.25%, 11/22/17	1,890,393
1,000,000	RP Crown Parent, LLC First Lien Term Loan, 6.75%, 12/14/18 (d)	1,001,375
7,401,058	Vertafore, Inc. First Lien Term Loan, 5.25%, 07/29/16	7,478,177
5,000,000	Second Lien Term Loan, 9.75%, 10/29/17	5,028,125

		29,507,714

MANUFACTURING - 0.4%
1,690,299	Tomkins, LLC / Tomkins, Inc. Term Loan B-1, 4.25%, 09/29/16	1,703,677

RETAIL - 4.2%
3,971,844	Burlington Coat Factory Warehouse Corp. Term B-1 Loan, 5.50%, 02/23/17	4,011,562
2,000,000	Collective Brands Finance, Inc. Initial Term Loan, 7.25%, 10/09/19	2,027,500
10,334,043	Guitar Center, Inc. Extended Term Loan, 5.56%, 04/09/17	9,995,603
3,875,265	J. Crew Group, Inc. Term Loan, 4.50%, 03/07/18	3,896,114

		19,930,779

SERVICE - 6.3%
129,958	Coinmach Service Corp. Delayed Draw Term Loan, 11/14/14 (d)	127,034
1,864,810	Term Loan, 11/14/14 (d)	1,822,852

See accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (continued)

As of December 31, 2012	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)

US Senior Loans (a) (continued)

SERVICE (continued)
9,250,000	EnergySolutions, LLC Term Loan, 6.25%, 08/15/16	8,941,096
3,003,844	First Data Corp. 2017 Dollar Term Loan, 5.21%, 03/24/17	2,957,840
2,000,000	2018 B Term Loan, 5.21%, 09/24/18	1,966,430
7,500,000	2018 Dollar Term Loan, 4.21%, 03/23/18	7,150,163
7,107,512	Sabre, Inc. Extended Term Loan, 5.96%, 09/30/17	7,170,946

		30,136,361

TELECOMMUNICATIONS - 0.7%
3,592,710	U.S. Telepacific Corp. Term Loan Advance, 5.75%, 02/23/17	3,557,915

TRANSPORTATION - AUTOMOTIVE - 0.2%
1,160,256	Key Safety Systems, Inc. First Lien Term Loan, 2.51%, 03/08/14	1,150,974

TRANSPORTATION - LAND TRANSPORTATION - 1.3%
5,969,773	YRCW Receivables LLC Term B Loan, 11.25%, 09/30/14	5,984,698

UTILITY - 3.9%
1,000,000	ADS Waste Holdings, Inc. Term Loan, 5.25%, 10/09/19	1,013,750
26,329,417	Texas Competitive Electric Holdings Company, LLC Extended Term Loan 2017 Term Loan, 4.75%, 10/10/17	17,607,797

		18,621,547

	Total US Senior Loans (Cost $257,328,139)	228,923,696

Principal Amount

Foreign Denominated or Domiciled Senior Loans (a) - 3.9%

CANADA - 2.8% USD
2,481,250	Tervita Corp. Series A Term Loan, 6.50%, 11/14/14	2,492,627
9,770,669	Term Loan, 3.21%, 11/14/14	9,646,484
1,000,000	Valeant Pharmaceuticals International, Inc. Series C, Tranch B Term Loan, 4.25%, 12/11/19	1,007,185

		13,146,296

GERMANY - 0.7% USD
500,000	Schaeffler AG Facility B2, 01/12/17 (d)	506,720
2,845,000	Facility C2, 6.00%, 01/27/17	2,876,807

		3,383,527

Principal Amount		Value ($)

IRELAND - 0.4% USD
1,920,188	SSI Investments II Ltd. Term Loan, 5.00%, 05/26/17	1,941,791

UNITED KINGDOM - 0.0% GBP
956,155	Henson No 4 Limited Facility B (b) (e)	94,184
956,156	Facility C (b) (e)	93,347

		187,531

	Total Foreign Denominated or Domiciled Senior Loans (Cost $19,952,924)	18,659,145

Principal Amount $

US Denominated Asset-Backed Securities (g)(h) - 17.3%
2,000,000	ABCLO, Ltd. Series 2007-1A, Class C, 2.15%, 04/15/21	1,700,238
4,000,000	ACA CLO, Ltd. Series 2006-2A, Class B, 1.04%, 01/20/21	3,480,000
2,000,000	Series 2007-1A, Class D, 2.65%, 06/15/22	1,660,000
1,000,000	AIRLIE CLO, Ltd. Series 2006-1A, Class C, 2.01%, 05/20/20	872,600
1,000,000	Avalon Capital, Ltd. Series-1A, Class C, 1.11%, 02/24/19	936,250
1,500,000	Avery Street CLO Series 2006-1A, Class D, 2.18%, 04/05/18	1,245,000
1,000,000	Babson CLO, Ltd. Series 2007-2A, Class D, 2.00%, 04/15/21	840,000
2,000,000	Catamaran CLO, Ltd. Series 2012-1A, Class D, 5.01%, 12/20/23	1,855,000
2,000,000	Cent CDO, Ltd. Series 2007-15A, Class C, 2.56%, 03/11/21	1,671,380
2,000,000	Columbus Nova CLO, Ltd. Series 2007-1A, Class D, 1.66%, 05/16/19	1,600,000
2,500,000	Comstock Funding, Ltd. Series 2006-1A, Class C, 2.06%, 05/30/20	2,119,200
2,500,000	Cornerstone CLO, Ltd. Series 2007-1A, Class C, 2.70%, 07/15/21	2,091,000
457,922	Del Mar CLO, Ltd. Series 2006-1A, Class E, 4.31%, 07/25/18	398,393
11,010,000	Eastland CLO, Ltd. Series 2007-1A, Class C, 1.81%, 05/01/22	7,541,850
2,006,825	Series 2007-1A, Class D, 3.91%, 05/01/22	1,418,635
2,000,000	Golden Knight CDO, Ltd./ Golden Knight CDO Corp. Series 2007-2A, Class D, 1.70%, 04/15/19	1,660,000

6	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2012	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)

US Denominated Asset-Backed Securities (g) (continued)
4,000,000	Goldman Sachs Asset Management CLO PLC Series 2007-1A, Class D, 3.06%, 08/01/22	3,500,000
847,661	Series 2007-1A, Class E, 5.31%, 08/01/22	737,465
2,915,407	Grayson CLO, Ltd. Series 2006-1A, Class D, 3.91%, 11/01/21	1,905,219
1,000,000	Greenbriar CLO, Ltd. Series 2007-1A, Class D, 3.06%, 11/01/21	758,750
1,000,000	Greywolf CLO, Ltd Series 2007-1A, Class D, 1.81%, 02/18/21	825,200
814,466	Series 2007-1A, Class E, 4.26%, 02/18/21	720,803
2,000,000	Hewett’s Island CLO, Ltd. Series 2006-5A, Class D, 1.76%, 12/05/18	1,677,500
4,977,620	Highland Park CDO, Ltd. Series 2006-1A, Class A1, 0.64%, 11/25/51	4,131,424
2,000,000	Hillmark Funding Series 2006-1A, Class C, 2.01%, 05/21/21	1,652,300
612,103	Series 2006-1A, Class D, 3.91%, 05/21/21	492,498
1,000,000	Inwood Park CDO, Ltd. Series 2006-1A, Class C, 1.02%, 01/20/21	845,000
1,000,000	Series 2006-1A, Class D, 1.72%, 01/20/21	770,000
1,500,000	Madison Park Funding Ltd. Series 2007-5A, Class D, 3.81%, 02/26/21	1,242,210
1,000,000	Marquette US/European CLO, PLC Series 2006-1A, Class D1, 2.05%, 07/15/20	744,800
835,038	Navigator CDO, Ltd. Series 2006-2A, Class D, 3.81%, 09/20/20	684,781
1,000,000	Oak Hill Credit Partners Series 2012-7A, Class D, 4.34%, 11/20/23	940,400
1,000,000	PPM Grayhawk CLO, Ltd. Series 2007-1A, Class C, 1.72%, 04/18/21	764,850
5,000,000	Primus CLO, Ltd. Series 2007-2A, Class D, 2.70%, 07/15/21	3,785,000
4,000,000	Rampart CLO, Ltd. Series 2006-1A, Class C, 1.77%, 04/19/21	3,301,080
6,000,000	Rockwall CDO, Ltd. Series 2007-1A, Class A3L, 1.31%, 08/01/24	4,200,000

Principal Amount ($)		Value ($)
1,200,000	Stanfield Daytona CLO, Ltd. Series 2007-1A, Class B1L, 1.66%, 04/27/21	976,440
4,000,000	Stanfield McLaren CLO, Ltd. Series 2007-1A, Class B1L, 2.71%, 02/27/21	3,373,200
2,000,000	Stone Tower CLO, Ltd. Series 2007-6A, Class C, 1.68%, 04/17/21	1,575,000
10,300,000	Stratford CLO, Ltd. Series 2007-1A, Class C, 2.31%, 11/01/21	8,296,650
1,000,000	Trimaran CLO Corp. Series 2006-1A, Class D, 2.16%, 03/15/18	885,750
2,000,000	Venture CDO, Ltd. Series 2007-9A, Class D, 4.46%, 10/12/21	1,840,000
1,000,000	Westbrook CLO, Ltd. Series 2006-1A, Class D, 2.01%, 12/20/20	881,400

	Total US Denominated Asset-Backed Securities (Cost $76,884,942)	82,597,266

Corporate Notes and Bonds - 23.1%

CHEMICALS - 2.4%
2,025,000	Momentive Performance Materials, Inc. 9.00%, 01/15/21	1,488,375
10,000,000	Sawgrass Merger Sub, Inc. 8.75%, 12/15/20 (h)	10,125,000

		11,613,375

DIVERSIFIED MEDIA - 3.7%
9,000,000	Cengage Learning Acquisitions, Inc. 11.50%, 04/15/20 (h)	7,807,500
5,225,000	12.00%, 06/30/19 (h)	2,403,500
7,500,000	Dish DBS Corp 5.00%, 03/15/23 (h)	7,537,500

		17,748,500

ENERGY - 1.9%
2,785,000	Calumet Specialty Products Partners LP 9.38%, 05/01/19	3,035,649
300,000	9.63%, 08/01/20 (h)	327,750
1,000,000	Penn Virginia Corp. 7.25%, 04/15/19	960,000
5,000,000	Venoco, Inc. 8.88%, 02/15/19	4,712,500

		9,035,899

FOOD AND DRUG - 0.9%
4,000,000	Rite Aid Corp. 10.38%, 07/15/16	4,250,000

FOREST PRODUCTS/CONTAINERS - 0.0%
427,929	Newpage Holding Corp. (e)	—

See accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (continued)

As of December 31, 2012	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)

Corporate Notes and Bonds (continued)

HEALTHCARE - 3.7%
12,970,637	Azithromycin Royalty Sub LLC (e) (h)	9,079,446
79,152,539	Celtic Pharma Phinco B.V. (b) (e) (h)	8,283,734
196,433	Pharma IV (Eszopiclone) 12.00%, 06/30/14 (h)	196,433

		17,559,613

HOUSING - 2.8%
13,000,000	Realogy Corp. 12.38%, 04/15/15	13,455,000

INFORMATION TECHNOLOGY - 2.6%
9,500,000	Avaya, Inc. 7.00%, 04/01/19 (h)	8,930,000
3,000,000	CommScope, Inc. 8.25%, 01/15/19 (h)	3,300,000
357,689	New Holding, Inc. 15.00%, 03/12/13 (b)	42,064

		12,272,064

SERVICE - 2.9%
4,500,000	Sabre, Inc. 8.50%, 05/15/19 (h)	4,809,375
10,300,000	Travelport LLC 9.88%, 09/01/14	9,128,375

		13,937,750

TELECOMMUNICATIONS - 0.7%
3,000,000	MetroPCS Wireless, Inc. 6.63%, 11/15/20	3,198,749

TRANSPORTATION - 1.0%
4,326,000	Visteon Corp. 6.75%, 04/15/19	4,628,820

TRANSPORTATION - AUTOMOTIVE - 0.0%
3,933,000	DPH Holdings Corp (e)	27,039
3,750,000	DPH Holdings Corp (e)	25,781
8,334,000	DPH Holdings Corp (e) (i)	57,296

		110,116

UTILITY - 0.5%
3,000,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/20 (h)	2,362,500

	Total Corporate Notes and Bonds (Cost $172,569,361)	110,172,386

Principal Amount

Foreign Corporate Notes and Bonds - 6.2%

Finland - 2.4% USD
12,000,000	Nokia Corp. 5.38%, 05/15/19	11,490,000

UNITED KINGDOM - 0.8% EUR
3,000,000	Ineos Group Holdings Ltd. 7.88%, 02/15/16 (h)	3,931,444

Principal Amount		Value ($)

UNITED KINGDOM - 2.4% USD
5,325,000	Ineos Finance PLC 8.38%, 02/15/19 (h)	5,757,656
5,500,000	7.50%, 05/01/20 (h)	5,788,750

		11,546,406

UNITED STATES - 0.6% EUR
3,000,000	Momentive Performance Materials, Inc. 9.50%, 01/15/21	2,768,622

	Total Foreign Corporate Notes and Bonds (Cost $27,285,339)	29,736,472

Claims (j) - 0.0%

OTHER - 0.0%
1,192,006	Hillcrest IV (b)	—

	Total Claims (Cost $1,192,006)	—

Shares

Common Stocks - 44.6%

BROADCASTING - 5.2%
2,010,616	Communications Corp. of America (b) (c) (j)	620,677
6,371	New Young Broadcasting Holding Co., Inc., Class A (c) (j)	24,050,525

		24,671,202

CHEMICALS - 0.0%
18	Lyondell Chemical Co., Class A	1,028

CONSUMER DISCRETIONARY - 6.3%
650,650	Best Buy Co, Inc. (k)	7,710,203
13,350	Coca-Cola Co.	483,938
4,700	Colgate-Palmolive Co.	491,338
98,400	Garmin Ltd. (k)	4,016,688
145,880	NIKE, Inc., Class B (k)	7,527,408
871,650	Staples, Inc. (k)	9,936,810

		30,166,385

CONSUMER STAPLES - 1.1%
68,650	Dr Pepper Snapple Group, Inc. (k)	3,032,957
60,900	Walgreen Co.	2,253,909

		5,286,866

DIVERSIFIED MEDIA - 3.7%
1,000,000	Adelphia Recovery Trust	1,000
46,601	American Banknote Corp. (b) (j)	428,263
95,500	DIRECTV (j) (k)	4,790,280
6,480	Endurance Business Media, Inc., Class A (j)	71,278
45,168	Fairpoint Communications, Inc. (j)	358,634
18,000	Gray Television, Inc., Class A (j)	31,320
308,875	Metro-Goldwyn-Mayer, Inc., Class A (j)	11,775,859

		17,456,634

8	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2012	NexPoint Credit Strategies Fund

Shares		Value ($)

Common Stocks (continued)

FINANCIAL - 3.5%
61,000	American Express Co.	3,506,280
35,400	Ameriprise Financial, Inc. (k)	2,217,102
18,000	Automatic Data Processing, Inc.	1,026,180
40,500	Chubb Corp. (k)	3,050,460
187,947	SWS Group, Inc. (j)	994,240
116,300	Torchmark Corp (k)	6,009,221

		16,803,483

GAMING/LEISURE - 0.0%
13	LLV Holdco, LLC - Litigation Trust Units (b) (c) (j)	—
26,712	LLV Holdco, LLC - Series A Membership Interest (b) (c) (j)	—
144	LLV Holdco, LLC - Series B Membership Interest (b) (c) (j)	—

		—

HEALTHCARE - 16.0%
15,600	Abbott Laboratories	1,021,800
239,600	Akorn, Inc. (j) (k)	3,201,056
12,900	Becton Dickinson and Co.	1,008,650
60,300	Forest Laboratories, Inc. (j)	2,129,796
24,000,000	Genesys Ventures IA, LP (b) (c) (j)	40,320,000
390,100	Humana, Inc. (k)	26,772,563
56,185	Molina Healthcare, Inc. (j) (k)	1,520,366

		75,974,231

HOUSING - 0.2%
368,150	CCD Equity Partners LLC	839,382

INFORMATION TECHNOLOGY - 4.4%
167,000	Corning, Inc.	2,107,540
26,200	International Business Machines Corp	5,018,610
4,079	Magnachip Semiconductor Corp. (j)	64,936
380,950	Microsoft Corp. (k)	10,182,794
106,400	NetApp, Inc. (j)	3,569,720
9,342	New Holding, Inc. (b) (j)	—

		20,943,600

REAL ESTATE INVESTMENT TRUST - 1.0%
260,625	Spirit Realty Capital, Inc.	4,633,913

TELECOMMUNICATION SERVICES - 2.5%
1,218,100	MetroPCS Communications, Inc. (j) (k)	12,107,913

UTILITY - 0.1%
81,194	Entegra TC LLC (j)	18,269
5,700	Exxon Mobil Corp	493,335

		511,604

WIRELESS COMMUNICATIONS - 0.6%
2,260,529	Pendrell Corp. (j)	2,870,872

	Total Common Stocks (Cost $328,900,546)	212,267,113

Shares		Value ($)

Exchange Traded Fund - 0.6%

FINANCE - 0.6%
110,000	ProShares UltraShort Russell 2000 (j)	2,785,200

	Total Exchange Traded Fund (Cost $3,005,200)	2,785,200

Units

Warrants (j) - 0.3%
602	LLV Holdco, LLC, Series C, expires 07/15/15 (b) (c)	—
828	LLV Holdco, LLC, Series D, expires 07/15/15 (b) (c)	—
925	LLV Holdco, LLC, Series E, expires 07/15/15 (b) (c)	—
1,041	LLV Holdco, LLC, Series F, expires 07/15/15 (b) (c)	—
1,179	LLV Holdco, LLC, Series G, expires 07/15/15 (b) (c)	—
80,472	Microvision, Inc., expires 07/23/13	3,219
389	Young Broadcasting Holding Co., Inc., expires 12/24/24	1,468,475

	Total Warrants (Cost $774,997)	1,471,694

Shares
Registered Investment Companies - 2.8%
19,860	BlackRock Institutional Money Market Trust (l)	19,860
13,218,888	Federated Prime Obligations Fund	13,218,888

	Total Registered Investment Companies (Cost $13,238,748)	13,238,748

Total Investments - 146.9%		699,851,720

(Cost of $901,132,202) (m)
The amount of $1,654,891 in cash was segregated with the brokers and/or custodian to cover investments sold short outstanding as of December 31, 2012 and is included in “Other Assets & Liabilities, Net”:

Short Sales - (1.0)%

EXCHANGE TRADED FUND - (0.6)%

FINANCIAL - (0.6)%
(96,000)	ProShares Ultra DJ-UBS Crude Oil (j)	(2,816,640)

Common Stocks - (0.4)%

UTILITY - (0.4)%
(122,400)	Chesapeake Energy Corp.	(2,034,288)

	Total Investments sold short (Proceeds $5,400,668)	$(4,850,928)

See accompanying Notes to Financial Statements.	9

INVESTMENT PORTFOLIO (continued)

As of December 31, 2012	NexPoint Credit Strategies Fund

Shares		Value ($)

Written Put Options - (0.6)%

CONSUMER DISCRETIONARY - (0.1)%
(4,600)	Staples, Inc. Strike Price $12.50, Expiration 01/19/13	(639,400)

FINANCIAL - (0.5)%
(7,334)	American Express Co. Strike Price $60.00, Expiration 01/19/13	(2,420,220)

	Total Written Put Options (Proceeds $2,951,678)	(3,059,620)

	Total Written Options (Proceeds $2,951,678)	(3,059,620)

Other Assets & Liabilities, Net - (45.3)%		(215,677,786)

Net Assets applicable to Common Shareholders - 100.0%		$476,263,386

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests, generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise identified by (f), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London InterBank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2012. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $92,092,102, or 19.34% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2012.
(c)	Affiliated issuer. Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting securities. The Fund held at least five percent of the outstanding voting securities of the companies identified in Note 12 as of December 31, 2012.
(d)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(e)	The issuer is in default of its payment obligation. Income is not being accrued. Securities with a total aggregate market value of $25,540,604 or 5.36% of net assets, were in default as of December 31, 2012.
(f)	Fixed rate senior loan.
(g)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2012.
(h)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2012, these securities amounted to $161,819,219 or 34.0% of net assets.
(i)	Securities (or a portion of securities) on loan. As of December 31, 2012, the market value of securities loaned was $2,276.
(j)	Non-income producing security.
(k)	All or part of this security is pledged as collateral for short sales.
(l)	Represents collateral for securities loaned.
(m)	Cost for U.S. federal income tax purposes is $907,079,246.

EUR	Euro Currency
GBP	Great Britain Pound
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
PIK	Payment-in-Kind
PNC	PNC Financial Services

Forward foreign currency contracts outstanding as of December 31, 2012 were as follows:

Foreign Denominated or Domiciled Senior Loans

and Foreign Corporate Notes & Bonds

Industry Concentration Table:

(% of Net Assets)

Chemicals	3.8%
Service	2.5%
Telecommunication	2.5%
Transportation	0.7%
Information Technology	0.4%
Health Care	0.2%

Total	10.1%

Forward foreign currency contracts outstanding as of December 31, 2012 were as follows:

Contracts to Buy or to Sell	Currency	Counter- party	Principal Amount Covered by Contracts	Expiration	Net Unrealized Depreciation
Sell	EUR	PNC	4,615,000	02/01/13	$(415,311)

					$(415,311)

Transactions in written options for the year ended December 31, 2012 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2011	—	$—
Call Options Written	13,050	2,864,380
Put Options Written	54,299	15,967,968
Call Options Closed	(13,050)	(2,864,380)
Put Options Closed	(36,249)	(11,501,165)
Put Options Expired	(3,750)	(815,571)
Put Options Exercised	(2,366)	(699,554)
Outstanding, December 31, 2012	11,934	$2,951,678

10	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2012	NexPoint Credit Strategies Fund

($)
Assets:
Unaffiliated issuers, at value (cost $709,349,275)	594,796,739
Affiliated issuers, at value (cost $191,782,927) (Note 12)	105,054,981

Total investments, at value (cost $901,132,202)	699,851,720
Cash	69,415
Restricted cash (Note 2)	1,654,891
Cash held with prime broker	3,464,191
Receivable for:
Investments sold	37,043,911
Dividends & Interest receivable	4,402,054
Other assets	14,417

Total assets	746,500,599

Liabilities:
Notes payable (Notes 7 and 8)	225,000,000
Securities sold short, at value (Proceeds $5,400,668) (Note 2 and Note 14)	4,850,928
Outstanding options written, at value (premiums received $2,951,678) (Note 2 and Note 14)	3,059,620
Payable to prime brokers	21,791,386
Net unrealized depreciation on forward foreign currency contracts	415,311
Expenses on securities sold short	3,888
Payable upon receipt of securities loaned (Note 10)	19,860

Payables for:
Distributions	77,628
Investments purchased	13,168,554
Investment advisory fee payable (Note 4)	590,237
Administration fee (Note 4)	118,047
Trustees’ fees (Note 4)	36,000
Interest expense (Notes 7 and 8)	746,658
Accrued expenses and other liabilities	359,096

Total liabilities	270,237,213

Net Assets Applicable To Common Shares	476,263,386

Composition of Net Assets:
Par value of common shares (Note 1)	63,881
Paid-in capital in excess of par value of common shares	1,139,566,517
Undistributed net investment income	4,039,033
Accumulated net realized gain/(loss) from investments, short positions, written options, forward foreign currency contracts and foreign currency transactions	(466,184,754)
Net unrealized appreciation/(depreciation) on investments, unfunded transactions, short positions, written options, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currency	(201,221,291)

Net Assets Applicable to Common Shares	476,263,386

Common Shares
Net assets	476,263,386
Shares outstanding (unlimited authorization)	63,881,473
Net asset value per share (Net assets/shares outstanding)	7.46

See accompanying Notes to Financial Statements.	11

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012	NexPoint Credit Strategies Fund

($)
Investment Income:
Interest from unaffiliated issuers	36,518,444
Interest from affiliated issuers (Note 12)	4,209,023
Dividends	952,033
Securities lending income (Note 10)	388

Total investment income	41,679,888

Expenses:
Investment advisory fees (Note 4)	6,338,503
Administration fees (Note 4)	1,267,700
Accounting service fees	397,107
Transfer agent fee	72,351
Trustees’ fees (Note 4)	152,935
Custodian fees	70,527
Registration fees	64,769
Reports to shareholders	84,446
Audit fees	169,317
Legal fees	1,082,299
Insurance expense	220,351
Interest expense (Notes 7 and 8)	4,166,363
Commitment fee expense (Note 7)	11,851
Other expenses	181,724

Total operating expenses	14,280,243

Dividends and expenses on securities sold short (Note 2)	31,706

Net expenses	14,311,949

Net investment income	27,367,939

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	(13,075,288)
Net realized gain/(loss) on investments from affiliated issuers (Note 12)	1,106,939
Net realized gain/(loss) on short positions (Note 2)	85,439
Net realized gain/(loss) on written options (Note 2)	2,899,895
Net realized gain/(loss) on forward foreign currency contracts (Note 2)	1,924,780
Net realized gain/(loss) on foreign currency transactions	(1,370,977)
Net change in unrealized appreciation/(depreciation) on investments	43,304,280
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 11)	(3,142)
Net change in unrealized appreciation/(depreciation) on short positions (Note 2)	549,740
Net change in unrealized appreciation/(depreciation) on written options (Note 2)	(107,942)
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts (Note 2)	(2,168,993)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	(147,406)

Net realized and unrealized gain/(loss) on investments	32,997,325

Net increase in net assets from operations	60,365,264

12	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

NexPoint Credit Strategies Fund

	Year Ended December 31, 2012 ($)	Year Ended December 31, 2011 ($)
From Operations
Net investment income	27,367,939	29,764,497
Net realized gain/(loss) on investments, short positions, written options, forward foreign currency contracts and foreign currency transactions	(8,429,212)	(3,955,560)
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions, short positions, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currency	41,426,537	(42,227,624)

Net change in net assets from operations	60,365,264	(16,418,687)

Distributions Declared to Common Shareholders
From net investment income	(27,149,626)	(33,689,329)

Total distributions declared to common shareholders	(27,149,626)	(33,689,329)

Share Transactions from Common Shares
Distributions reinvested	—	402,973

Net increase from share transactions from common shares	—	402,973

Total increase (decrease) in net assets	33,215,638	(49,705,043)

Net Assets Applicable to Common Shares
Beginning of year	443,047,748	492,752,791

End of year (including undistributed net investment income of $4,039,033 and $4,596,466, respectively)	476,263,386	443,047,748

Change in Common Shares
Issued for distributions reinvested	—	52,120

Net increase in common shares	—	52,120

See accompanying Notes to Financial Statements.	13

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2012	NexPoint Credit Strategies Fund

($)
Cash Flows Provided by Operating Activities
Net increase in net assets from operations	60,365,264

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash and Foreign Currency Used in Operating Activities
Purchase of investment securities	(601,033,529)
Proceeds from disposition of investment securities	574,692,621
Net purchases of short-term investment securities	(6,417,547)
Purchases of securities sold short	5,986,542
Proceeds from disposition of securities sold short	(500,435)
Proceeds from forward foreign currency contracts	1,924,780
Increase in return of capital	1,980
Increase in receivable for investments sold	(34,967,222)
Decrease in interest and fees receivable	552,008
Increase in restricted cash	(1,654,891)
Increase in cash held with prime broker	(3,464,191)
Increase in payable to prime broker	21,791,386
Purchases of written options	18,832,348
Proceeds from written options	(12,980,775)
Increase in receivable for securities lending	13,411
Decrease in other assets	93,837
Net amortization/(accretion) of premium/(discount)	(4,735,154)
Net realized gain (loss) from on investments, short positions, written options, forward foreign currency contracts and foreign currency transactions	8,429,212
Net change in unrealized appreciation on investments	(43,304,280)
Net change in unrealized depreciation on unfunded transactions	3,142
Net change in unrealized appreciation on securities sold short	(549,740)
Net change in unrealized depreciation on forward foreign currency contracts	2,168,993
Net change in unrealized depreciation on written options	107,942
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	147,406
Decrease in payable for investments purchased	(10,244,951)
Increase in payables to related parties	45,322
Decrease in interest payable	(26,232)
Increase in payable upon receipt of securites loaned	6,449
Increase in dividends payable on securities sold short	3,888
Decrease in other expenses and liabilities	(513,286)

Net cash flow used in operating activities	(25,225,702)

Cash Flows Provided by Financing Activities
Increase in notes payable	52,000,000
Distributions paid in cash	(27,182,629)

Net cash flow provided by financing activities	24,817,371

Effect of exchange rate changes on cash	(222,756)

Net decrease in cash and foreign currency	(631,087)

Cash and Foreign Currency
Beginning of the year	700,502

End of the year	69,415

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	4,192,595

14	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Credit Strategies Fund

Selected data for a share outstanding throughout each period is as follows:

	Years Ended December 31,
Common Shares Per Share Operating Performance:	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Year	$6.94	$7.72	$7.20	$6.51	$17.99
Income from Investment Operations:
Net investment income	0.43	0.47	0.59	0.74	1.35
Net realized and unrealized gain/(loss) on investments	0.52	(0.72)	0.56	0.74	(9.79)

Total from investment operations	0.95	(0.25)	1.15	1.48	(8.44)
Less Distributions Declared to Common Shareholders:
From net investment income	(0.43)	(0.53)	(0.63)	(0.79)	(1.46)
From net realized gains	—	—	—	—	(0.26)

Total distributions declared to common shareholders	(0.43)	(0.53)	(0.63)	(0.79)	(1.72)

Dilutive impact of rights offering	—	—	—	—	(1.32)
Net Asset Value, End of Year	$7.46	$6.94	$7.72	$7.20	$6.51
Market Value, End of Year	$6.64	$6.18	$7.58	$6.31	$5.70
Market Value Total Return(a)	14.73%	(12.18)%	30.76%	27.69%	(57.84)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$476,263	$443,048	$492,753	$458,764	$361,211
Common Share Information at End of Year:
Ratios based on average net assets of common shares:
Gross operating expenses (including interest and commitment fee expense)	3.13%	3.15%	3.14%	3.90%	3.78%
Interest and commitment fee expense	0.92%	0.92%	1.01%	1.49%	1.63%
Dividend expense from short positions	0.01	N/A	— (b)	— (b)	0.17%
Fees and expenses waived	N/A	N/A	(0.14)%	(0.31)%	(0.09)%
Net expenses	3.14%	3.15%	3.00%	3.59%	3.86%
Net investment income	6.00%	6.24%	7.92%	11.09%	11.36%
Ratios based on managed net assets of common shares:
Gross operating expenses (including interest and commitment fee expense)	2.25%	2.27%	2.51%	3.12%	2.69%
Interest and commitment fee expense	0.66%	0.66%	0.81%	1.19%	1.16%
Dividend expense from short positions	0.01	N/A	— (b)	— (b)	0.12%
Fees and expenses waived	N/A	N/A	(0.11)%	(0.25)%	(0.06)%
Net expenses	2.26%	2.27%	2.40%	2.87%	2.75%
Net investment income	4.32%	4.50%	6.34%	8.88%	8.12%
Portfolio turnover rate	92%	52%	91%	88%	78%

(a)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan.
(b)	Less than 0.005%.

See accompanying Notes to Financial Statements.	15

NOTES TO FINANCIAL STATEMENTS

December 31, 2012	NexPoint Credit Strategies Fund

Note 1. Organization and Operations

NexPoint Credit Strategies Fund (formerly Pyxis Credit Strategies Fund) (the “Fund”) is a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. Effective June 14, 2012, NexPoint Advisors, L.P. (“NexPoint”) or “Investment Advisor”, an affiliate of Pyxis Capital, L.P. (“Pyxis”), became the investment advisor and administrator to the Fund. Prior to June 14, 2012, Pyxis (“the Former Advisor”) was the investment advisor and administrator to the Fund. NexPoint assumes all duties, rights and obligations of Pyxis under the Fund’s investment advisory agreement, pursuant to a novation agreement among the Fund, Pyxis and NexPoint. This change did not result in any changes to the identity of the Fund’s portfolio managers, the advisory or administrative services fees paid by the Fund or the services to be provided to the Fund.

Investment Objective

The Fund seeks to provide both current income and capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated each week, in connection with each issuance of common shares by the Fund, as of each distribution date (after giving effect to the relevant declaration) and on such other dates as determined by the Fund’s Board of Trustees (the “Board” or “Trustees”), or its designee, in accordance with procedures approved by the Board. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to common shares, securities with readily available market quotations on the New York Stock Exchange, NASDAQ or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means.

Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that NexPoint has determined to generally have the capability to provide appropriate pricing services and have been approved by the Trustees.

Securities for which market quotations are not readily available, for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. Short-term debt investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	NexPoint Credit Strategies Fund

Fair Value Measurements:

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of those policies.

As of December 31, 2012, the Fund’s investments consisted of senior loans, corporate notes and bonds, asset-backed securities, common stock, exchange traded funds and warrants, and a Registered Investment Company. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	NexPoint Credit Strategies Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2012 are as follows:

Investments	Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Assets
Common Stocks
Broadcasting	$24,671,202	$—	$—	$24,671,202
Chemicals	1,028	1,028	—	—
Consumer Discretionary	30,166,385	30,166,385	—	—
Consumer Staples	5,286,866	5,286,866	—	—
Diversified Media	17,456,634	5,180,234	11,776,859	499,541
Financial	16,803,483	16,803,483	—	—
Gaming/Leisure	—	—	—	—
Healthcare	75,974,231	35,654,231	—	40,320,000
Housing	839,382	—	—	839,382
Information Technology	20,943,600	20,943,600	—	—
Real Estate Investment Trust	4,633,913	4,633,913	—	—
Telecommunication Services	12,107,913	12,107,913	—	—
Utility	511,604	493,335	—	18,269
Wireless Communication	2,870,872	2,870,872	—	—
Exchange Traded Fund	2,785,200	2,785,200	—	—
Warrants by Risk Category
Equity Price Risk	1,471,694	—	3,219	1,468,475
Registered Investment Companies	13,238,748	13,238,748	—	—
Debt
Senior Loans	247,582,841	—	205,307,521	42,275,320
Asset-Backed Securities	82,597,266	—	80,897,028	1,700,238
Corporate Debt	139,908,858	—	131,472,944	8,435,914

Total Assets	699,851,720	150,165,808	429,457,571	120,228,341

Liabilities
Short Sales	(4,850,928)	(4,850,928)	—	—
Written Options by Risk Category
Equity Price Risk	(3,059,620)	(3,059,620)	—	—
Forward Foreign Currency Contracts by Risk Category
Foreign Currency Risk	(415,311)	(415,311)	—	—

Total Liabilities	(8,325,859)	(8,325,859)	—	—

Total	$691,525,861	$141,839,949	$429,457,571	$120,228,341

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	NexPoint Credit Strategies Fund

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the year ended December 31, 2012.

Assets of Fair Value using unobservable inputs (Level 3)	Balance as of December 31, 2011	Transfers into Level 3	Transfers out of Level 3	Net Amortization/ (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Gross Purchases *	Gross Sales *	Balance at December 31, 2012
Common Stocks
Broadcasting	$627,000	$—	$—	$—	$785,373	$5,528,779	$20,081,250	$(2,351,200)	$24,671,202
Diversified Media	7,048,340	—	(11,775,859)	—	—	5,227,031	29	—	499,541
Gaming/Leisure	2,655,220	—	—	—	—	(2,655,220)	—	—	—
Healthcare	41,040,000	—	—	—	—	(720,000)	—	—	40,320,000
Housing	853,312	—	—	—	—	(63,680)	49,750	—	839,382
Metals/Minerals	993,326	—	—	—	527,729	(557,083)	—	(963,972)	—
Service	2,562,295	—	—	—	511,202	485,733	—	(3,559,230)	—
Utility	30,448	—	—	—	—	(12,179)	—	—	18,269
Preferred Stocks	3,830,442	—	—	—	(9,290,170)	9,959,728	—	(4,500,000)	—
Claims	—	—	—	—	—	(861,474)	861,583	(109)	—
Warrants	2,169,253	—	—	—	295,105	(286,383)	—	(709,500)	1,468,475
Debt
Senior Loans	95,912,547	—	(6,488,486)	870,297	(1,666,494)	1,640,691	1,963,167	(49,956,402)	42,275,320
Asset-Backed Securities	47,161,139	—	(40,054,407)	(84,296)	1,982,237	13,152,321	—	(20,456,756)	1,700,238
Corporate Debt	31,025,478	—	(9,275,879)	41,045	85,583	(12,714,942)	—	(725,371)	8,435,914

Total	$235,908,800	$—	$(67,594,631)	$827,046	$(6,769,435)	$18,123,322	$22,955,779	$(83,222,540)	$120,228,341

* Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Fund’s Investment Portfolio.

For the year ended December 31, 2012, total change in unrealized gain/(loss) on Level 3 securities still held at period end and included in the change in net assets was $(7,601,291). The Fund presents these unrealized losses on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended

December 31, 2012, a net amount of $(67,594,631) of the Fund’s portfolio investments were transferred to Level 2 from Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable. Transfers between Level 2 and Level 3 were due to management’s assessment of the observable and unobservable inputs used for valuing the assets.

For the year ended December 31, 2012, a net amount of $4,219 of the Fund’s portfolio investments were transfers between Level l and Level 2. Transfers between one and two were due to management’s assessment of quoted prices for assets in active markets.

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	NexPoint Credit Strategies Fund

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of material Level 3 investments:

Fund and Category	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s)
NexPoint Credit Strategies Fund
Debt	$52,411,472	Third-Party Pricing Vendor		0.225 - 85.02
		Liquidation Analysis	Discount Rate	0.05% - 15%
			A/R Recovery Assumption	45%
			Liquidity Discount	50%
		Debt — Loan Spread	Weighted Comparables	40% - 60%
			Spread on Weighted Avg DM	3%
			Liquidity Discount	20%
			Multiple Discount	10%
		Recovery Analysis	Discount Rate	15%
		Multiple Analysis	Liquidity Discount	30%
Common Stocks	66,348,394	Third-Party Pricing Vendor		0.225
		Multiples Analysis	Discount Rate	20% - 25%
		Fair Valuation — Multiple Scenarios	Discount Rate	24%
			Scenario Probabilities	5 - 32%
Warrants	1,468,475	Third-Party Pricing Vendor		3,775

Total	$120,228,341

The significant unobservable inputs used in the fair value measurement of the Fund’s debt investments are discount rates and accounts receivable recovery assumption. Significant increases or decreases in either of those inputs in isolation would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s common stock investments are discount rates and scenario probabilities. Significant changes in either of those inputs in isolation would result in a significantly lower or higher fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency

Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates between trade and settlement dates on security transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investments.

Forward Foreign Currency Contracts

In order to minimize the movement in NAV resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. Forwards involve counterparty credit risk to the Fund because the forwards are not exchange traded, and there is no clearinghouse to guarantee forwards against default. As of December 31, 2012, the open notional value of the Fund’s forward foreign currency contracts were EUR 4,615,000 and during the year ended December 31, 2012, the closed notional values were GBP 5,900,000 and EUR 35,669,000.

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	NexPoint Credit Strategies Fund

Short Equity and Bond Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon settlement of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. Restricted cash of $1,654,891 held as collateral for short sales is shown on the Statement of Assets and Liabilities.

When short sales are employed, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets.

Options

The Fund may utilize options on securities or indexes to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.

During the year ended December 31, 2012, the Fund had covered written options to hedge against equity price movement of the related securities, which is consistent with the investment strategy of the fund.

Financial Instruments

The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The fair value of derivative instruments on the Statement of Assets and Liabilities, have the following risk exposure at December 31, 2012.

	Fair Value
Risk Exposure	Asset Derivatives		Liability Derivatives
Equity Price Risk	$1,471,694	(1)	$(3,059,620	)(1)
Foreign Exchange Risk	—		(415,311	)(2)
(1)	Statement of Assets and Liabilities location: Total investments, at value and Outstanding options written, at value.
(2)	Statement of Assets and Liabilities location: Net Unrealized depreciation on forward foreign currency contracts.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

Risk Exposure	Net Realized Gain (loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$2,955,682	(1)	$(506,987	)(3)
Foreign Exchange Risk	1,924,780	(2)	(2,168,993	)(4)

(1)	Statement of Operations location: Net realized gain/(loss) on investments.
(2)	Statement of Operations location: Net realized gain/(loss) on forward foreign currency contracts.
(3)	Statement of Operations location: Net change in unrealized appreciation/ (depreciation) on investments.
(4)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts.

For the year ended December 31, 2012, the Fund’s average volume of derivatives is as follows:

Derivatives	Units/ Contracts	Appreciation
Warrants	256,034	$—
Written Options	5,880	—
Forward Foreign Currency Contracts Sold	—	119,770

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	NexPoint Credit Strategies Fund

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes.

Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal and state income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions to Shareholders

The Fund plans to pay distributions from Net Investment Income monthly and capital gain distributions annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. Each participant in the Plan will pay a pro rata share of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Cash and Cash Equivalents

The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities. At December 31, 2012, the Fund had no cash and cash equivalents denominated in foreign currencies.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank, if any.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2012, permanent differences resulting primarily from Disallowed expenses, partnership losses, capital loss carryforward expiring, and Section 988 gain/(loss) reclass were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(775,746)	$4,141,874	$(3,366,128)

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011, the past two tax years ends, were as follows:

Distributions paid from:	2012	2011
Ordinary income*	$27,149,626	$33,689,329

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2012, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized (Depreciation)*	Accumulated Capital and Other Losses
$4,260,936	$—	$(207,168,335)	$(460,797,296)

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	NexPoint Credit Strategies Fund

As of December 31, 2012, the most recent year end, for federal income tax purposes, the Fund had capital loss carryforwards, which will expire in the indicated years:

	Capital Loss Carryforwards***		Expiration Date
	$8,679,337	*	2014
	6,437,279	*	2015
	90,161,614	* **	2016
	282,026,384	***	2017
	45,893,101	***	2018
	27,599,581		N/A	+

Total	$460,797,296

*	These capital loss carryforward amounts were acquired in the reorganizations of Prospect Street High Income Portfolio Inc (“PHY”) and Prospect Street Income Shares Inc (“CNN”) into the Fund on July 18, 2008 and are available to offset future capital gains of the Fund. The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

**	This capital loss carryforward amount was acquired in the reorganization of Highland Distressed Opportunities, Inc. (“HCD”) into the Fund on June 12, 2009, and is available to offset future capital gains of the Fund. The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

***	The Fund’s ability to utilize the capital loss carryforward may be limited.

+	The Regulated Investment Company Modernization Act of 2010 (“Modernization Act”) was signed into law on December 22, 2010. Under the Modernization Act the Fund will be permitted to carry forward indefinitely capital losses incurred in taxable years beginning after December 22, 2010 (Tax Year 2011 for the Fund). However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2012, the Fund lost through expiration $3,279,930 of capital loss carryforwards.

Unrealized appreciation and depreciation at December 31, 2012, based on cost of investments for U.S. federal income tax purposes was:

Gross unrealized appreciation	$43,567,435
Gross unrealized depreciation	(250,794,961)

Net unrealized depreciation	$(207,227,526)

Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2012, the Fund did not elect to defer net realized capital losses incurred from November 1, 2012 through December 31, 2012.

Note 4. Investment Advisory, Administration, and Trustee Fees

Investment Advisory Fee

Effective June 14, 2012, the Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Fund’s Managed Assets. The Fund’s “Managed Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. Prior to June 14, 2012, the Former Advisor received the same fee arrangement as described above. For its services, the Former Advisor received $2,747,366, which is included in the Investment advisory fees in the Statement of Operations.

Administration Fee

Effective June 14, 2012, the Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Investment Adviser pays BNY Mellon directly for these sub-administration services. Prior to June 14, 2012, the Former Advisor received the same fee arrangement as described above. For its services, the Former Advisor received $549,473, which is included in the Administration fees in the Statement of Operations.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Pyxis Fund Complex based on relative net assets. The “Pyxis Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser and any affiliates as of the period covered by this annual report.

The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	NexPoint Credit Strategies Fund

Note 5. Fund Information

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $601,033,529 and $574,692,621, respectively.

Note 6. Senior Loan Participation Commitments

The Fund may invest its assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries or geographic regions (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest.

When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the Borrower directly. As such, the Fund assumes the credit risk of the Borrowers, as well as of the selling participants or other persons interpositioned between the Fund and the Borrowers. The ability of Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers to meet their obligations may be affected by a number of factors, including economic developments in a specific industry.

At December 31, 2012, the Fund held no loans on participation.

Note 7. Credit Agreement

On February 2, 2011, the Fund entered into a $125,000,000 credit agreement with State Street Bank and Trust Company (the “Credit Agreement”). Concurrent with entering into the Credit Agreement, the Fund agreed to pay a $125,000 structuring fee, which was amortized ratably over the term of the agreement. For the year ended December 31, 2012, $11,851 of structuring fee is included in commitment fee expense on the Statement of Operations. The terms of the Credit Agreement require the Fund to pay 0.15% on the uncommitted balance and pay a spread of 1.25% over LIBOR on amounts borrowed. In connection with the execution of the Credit Agreement, the Fund amended the agreement with the holders of the Notes (the “Amendment”) (see Note 8) to allow for a secured credit facility provider. The Amendment changed the status of the Notes from unsecured to secured pari pasu with State Street Bank and Trust Company.

On January 31, 2012, the Fund entered into an amendment (the “Second Amendment”), extending the Credit Agreement termination date from January 31, 2012, to January 29, 2013. Additionally, the spread over LIBOR on amounts borrowed declined from 1.25% to 1.15%. On December 14, 2012, the Fund entered into an amendment (the “Fifth Amendment”) extending the Credit Agreement termination date from January 31, 2013 to December 13, 2013. Additionally, the spread over LIBOR on amounts borrowed declined from 1.15% to 0.95%. The terms of the Credit Agreement continue to require the Fund to pay 0.15% on the uncommitted balance. As of December 31, 2012, the fair value of the outstanding Credit Agreement was estimated to be $105,503,000, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 11 month risk free rate.

For the year ended December 31, 2012, the average daily loan balance was $57,327,869 at a weighted average interest rate of 1.35%, excluding any commitment fee. With respect to these borrowings, interest expense of $769,163 and uncommitted balance fee of $103,200 are included in interest expense in the Statement of Operations.

Note 8. Floating Rate Series A Senior Secured Notes

On April 16, 2010, the Fund issued $120,000,000 principal amount of floating rate Series A senior unsecured notes (“Notes”). The Notes bear interest, payable quarterly, at the rate of 3 month LIBOR, subject to a LIBOR floor of 1.00%, plus 1.70%, to maturity on April 16, 2015. As of December 31, 2012, the carrying value of the outstanding Notes was $120 million, excluding accrued interest that was owed at that date. As of December 31, 2012, the fair value of the outstanding Notes was estimated to be $125,701,000, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 3 year risk free rate.

The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes agreement. The Fund is required under the 1940 Act to maintain asset coverage for the Notes and Credit Agreement at 300%. The Fund may prepay the Notes at any time, and is subject to the following prepayment penalty on any amounts prepaid: 2.00% in the first two years, 1.00% in year three, and 0% thereafter.

The interest rate charged at December 31, 2012, was 2.70%. The average daily note balance was $120,000,000 at a weighted average interest rate of 2.70%. With respect to the Notes, interest expense of $3,294,000 is included in interest expense in the Statement of Operations.

Note 9. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement and the Notes.

Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans

24	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	NexPoint Credit Strategies Fund

and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	% of Asset Coverage of Indebtedness
12/31/2012	$225,000,000	311.7%
12/31/2011	173,000,000	356.1
12/31/2010	120,000,000	510.6
12/31/2009	112,000,000	509.6
12/31/2008	141,000,000	356.2
12/31/2007	248,000,000	350.4

Note 10. Securities Loans

The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the bid value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral and receives a fee from the borrower. As of December 31, 2012, the market value of securities loaned by the Fund was $2,276. The loaned securities were secured with cash collateral of $19,860, which was invested in the BlackRock Institutional Money Market Trust.

Note 11. Unfunded Loan Commitments

As of December 31, 2012 the Fund had no unfunded loan commitments.

Note 12. Affiliated Issuers

Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its outstanding voting securities. The Fund held at least five percent of the outstanding voting securities of the following companies as of December 31, 2012:

	Par Value at December 31, 2012	Shares at December 31, 2012	Market Value		Affiliated Income	Purchases	Sales
			December 31, 2011	December 31, 2012
ComCorp Broadcasting, Inc. (Senior Loans)*	$35,950,043	—	$37,232,080	$34,829,552	$3,503,451	$3,593,510	$—
Communications Corp of America (Common Stock)	—	2,010,616	—	620,677	—	—	—
Genesys Ventures IA, LP (Common Stock)	—	24,000,000	41,040,000	40,320,000	—	—	—
LLV Holdco, LLC (Senior Loans)	7,267,741	—	6,363,641	5,234,227	705,572	637,825	—
LLV Holdco, LLC (Senior Loans)	—	—	—	—	—	1,357,101	—
LLV Holdco, LLC — Series A Membership Interest (Common Stock)	—	26,712	2,640,973	—	—	—	—
LLV Holdco, LLC — Series B Membership Interest (Common Stock)	—	144	14,247	—	—	—	—
LLV Holdco, LLC — Litigation Trust Units (Common Stock)	—	13	—	—	—	—	—
LLV Holdco, LLC — Series C Membership Interest (Warrants)	—	602	—	—	—	—	—
LLV Holdco, LLC — Series D Membership Interest (Warrants)	—	828	—	—	—	—	—
LLV Holdco, LLC — Series E Membership Interest (Warrants)	—	925	—	—	—	—	—
LLV Holdco, LLC — Series F Membership Interest (Warrants)	—	1,041	—	—	—	—	—
LLV Holdco, LLC — Series G Membership Interest (Warrants)	—	1,179	—	—	—	—	—
Young Broadcasting Holding Co., Inc., Class A (Common Stock)	—	6,371	627,000	24,050,525	—	—	—

	$43,217,784	26,048,431	$87,917,941	$105,054,981	$4,209,023	$5,588,436	$—

*	Company is a wholly owned subsidiary of Communications Corp. of America.

The Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees of the Fund. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 act. Further, as defined under the procedures, each transaction is effective at the current market price. For the year ended December 31, 2012, the Fund engaged in security

Annual Report	25

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	NexPoint Credit Strategies Fund

transactions with affiliated funds with proceeds from sales of $418,803, net realized loss from sales of $10,909,590 and cost from purchases of $20,081,250.

Note 13. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers and certain counterparties. The Fund’s maximum exposure under these arrangements is unknown. The Board has approved the advancement of certain expenses to a service provider in connection with pending litigation subject to various undertakings and reporting requirements.

Note 14. Disclosure of Significant Risks and Contingencies

Concentration Risk

The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund’s portfolio in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.

Non-Payment Risk

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment, and a potential decrease in the net asset value of the Fund.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.

Illiquidity of Investments Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Troubled, Distressed or Bankrupt Companies Risk

The Fund invests in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Leverage Risk

The Fund uses leverage (see Notes 7 and 8) through borrowings from notes and a credit facility, and may also use leverage through the issuances of preferred shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to substantial risks of loss.

Foreign Securities Risk

Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund’s portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.

Forward Currency Contracts Risk

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use forward contracts to gain exposure to, or hedge against changes in the value of foreign currencies. A forward contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, daily fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Fund. At the

26	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	NexPoint Credit Strategies Fund

expiration of the contracts the Fund realizes the gain or loss. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the forward contracts and may realize a loss. With forwards, there is counter-party credit risk to the Fund because the forwards are not exchange traded, and there is no clearinghouse to guarantee the forwards against default.

Emerging Markets Risk

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in foreign securities to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interest.

Derivatives Risk

Derivative transactions in which the Fund may engage for hedging or speculative purposes to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use derivative transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which can not be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

Regulatory Risk

Recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Counterparty Credit Risk

Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payment according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivatives financial instruments, the Fund is exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Short Selling Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. The Fund will profit from declines in the market prices of securities sold short to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. There can be no assurance that the securities necessary to cover a short position will be available for purchase.

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events that would materially impact the financial statements as presented.

Effective January 14, 2013, as approved by the Board, State Street Bank and Trust Company replaced The Bank of New York Mellon as the custodian of the Fund.

Annual Report	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of NexPoint Credit Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of NexPoint Credit Strategies Fund (formerly Pyxis Credit Strategies Fund) (the “Fund”) at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and the banks with which the Fund owns participation in loans, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Dallas, Texas

February 28, 2013

28	Annual Report

ADDITIONAL INFORMATION (unaudited)

December 31, 2012	NexPoint Credit Strategies Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Tax Information

For shareholders that do not have a June 30, 2012 tax year end, this notice is for informational purposes only. For shareholders with an June 30, 2012 tax year end, please consult your tax adviser a to the pertinence of this notice. For the fiscal year ended December 31, 2012, the Fund hereby designates the following items with regard to distributions paid during the year.

Qualified Dividends and Corporate Dividends Received Deduction	Qualifying Dividend Income (15% tax rate for QDI)	Qualifying Interest Income
2.94%	3.19%	94.51%

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY Mellon (the “Plan Agent”),

as agent for shareholders in administering the Fund’s dividend reinvestment plan (the “Plan”), all dividends declared for Common Shares of the Fund will be automatically reinvested by BNY Mellon in additional Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by BNY Mellon, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them.

The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per Common Share plus estimated brokerage commissions is greater than the net asset value per Common Share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued Common Shares, including fractional shares, on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value per Common Share is less than 95% of the market price per Common Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Common Share on the payment date.

If, on the payment date for any dividend, the net asset value per Common Share is greater than the market value per

Annual Report	29

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2012	NexPoint Credit Strategies Fund

common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the net asset value per Common Share at the close of business on the last purchase date; provided that, if the net asset value per Common Share is less than 95% of the market price per Common Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Common Share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809; telephone (877) 665-1287.

Approval of Investment Advisory Agreement

The Fund has retained the Investment Adviser (the “Adviser”) to manage the assets of the Fund pursuant to an Investment Advisory Agreement between the Adviser and the Fund (the “Advisory Agreement”). The Advisory Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, the Advisory Agreement continues in effect from year-to-year, provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

At a meeting held on September 14, 2012, the Board of Trustees, including the Independent Trustees, most recently approved, for a one-year period commencing December 31, 2012, the continuance of the Advisory Agreement. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Adviser, various information and written materials in connection with meetings of the Board of Trustees held on August 28, 2012 and September 14, 2012, including:

30	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2012	NexPoint Credit Strategies Fund

(1) information regarding the financial soundness of the Adviser and the profitability of the Advisory Agreement to the Adviser; (2) information on the advisory and compliance personnel of the Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Adviser; (4) comparative information showing how the Fund’s proposed fees and anticipated operating expenses compare to those of other registered investment companies and private funds that follow investment strategies similar to that of the Fund; (5) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and private funds that follow investment strategies similar to that of the Fund; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Adviser. The Trustees also relied on information provided in connection with the initial approval of the Advisory Agreement, as well as new information specifically relating to changes from such time, and information provided at periodic meetings of the Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Adviser and other relevant information and factors. The Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Adviser

The Board of Trustees considered the portfolio management services to be provided by the Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Adviser. The Trustees also reviewed and discussed information regarding the Adviser’s compliance policies and procedures. The Trustees concluded that the Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services were satisfactory.

The Adviser’s Historical Performance in Managing the Fund

The Board of Trustees reviewed the historical performance of the Adviser and the Fund’s portfolio management teams in managing the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Adviser’s performance at their meetings throughout the year. With respect to the Fund, the Trustees discussed relative performance and contrasted the performance of the Fund and its portfolio management team versus that of the Fund’s peers, as represented by certain other registered investment companies that follow investment strategies similar to the Fund as well as comparable indices. The Trustees concluded that the Fund’s performance and other relevant factors supported the renewal of the Advisory Agreement. While performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance supported renewal of the Advisory Agreement, including that underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that was reasonable and consistent with the Fund’s investment objective and policies.

The costs of the services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund

The Board of Trustees also gave substantial consideration to the fees payable under the Advisory Agreement, the expenses the Adviser incurs in providing advisory services and the profitability to the Adviser of managing the Fund, including: (1) information regarding the financial condition of the Adviser; (2) information regarding the total fees and payments received by the Adviser for its services and whether such fees are appropriate given economies of scale and other considerations; (3) information on the advisory and compliance personnel of the Adviser, including compensation arrangements; (4) comparative information showing (a) the fees payable under the Advisory Agreement versus the investment advisory fees of certain registered investment companies and private pooled vehicles that follow investment strategies similar to that of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and private pooled vehicles that follow investment strategies similar to that of the Fund; (5) the relative amount of time and resources expended by the Adviser to manage particular strategies; and (6) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Adviser for providing administrative services to the Fund under separate agreements and whether such fees are

Annual Report	31

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2012	NexPoint Credit Strategies Fund

appropriate. The Trustees also considered the so-called “fall-out benefits” to the Adviser with respect to the Fund, such as the reputational value of serving as Adviser to the Fund, potential fees paid to the Adviser’s affiliates by a Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Adviser pursuant to separate agreements, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. After such review, the Trustees determined that the anticipated profitability rates to the Adviser with respect to the Advisory Agreement were fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Board of Trustees considered the asset levels of the Fund, the information provided by the Adviser relating to its costs and information comparing the fee rates charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and appropriately should result in a sharing of economies of scale in view of the information provided by the Adviser. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser on the one hand and shareholders of the Fund on the other.

Following a further discussion of the factors above and the merits of the Advisory Agreement and its various provisions, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fees to be paid to the Adviser, is fair and reasonable to the Fund in light of the services that the Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

32	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2012	NexPoint Credit Strategies Fund

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o NexPoint Advisors, L.P., 200 Cresent Tower, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Funds Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	3 years; Trustee since 2006 (inception)	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Philadelphia Biblical University.	20	None

Scott F. Kavanaugh (1/27/1961)	Trustee	3 years; Trustee since 2006 (inception)	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice Chairman, President and Chief Operating Officer of First Foundation, Inc.(holding company) since September 2007; and private investor since February 2004.	20	None

James F. Leary (3/9/1930)	Trustee	3 years; Trustee since 2006 (inception)	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	20	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (2/4/1955)	Trustee	3 years; Trustee since 2006 (inception)	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	20	None

1	The Highland Fund Complex consists of all of the registered investment companies overseen by the Board and advised by the Investment Adviser or an affiliated person of the Adviser as of the date of this report.

Annual Report	33

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2012	NextPoint Credit Strategies Fund

Trustees and Officers

Name, and Date of Birth	Position with Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Funds Complex Overseen by Trustee[1]	Other Directorships Held

		Interested Trustee[2]

Ethan Powell (6/20/1975)	Secretary	Indefinite Term; Secretary since November 2010	Chief Product Strategist of Pyxis since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 to 2012 and of Highland from its inception to 2012; Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.	20	None

Officers

Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Chief Operations Officer since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. from 2007 to 2012 and of Highland from its inception to 2012: Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

1	The Highland Fund Complex consists of all of the registered investment companies overseen by the Board and advised by the Investment Adviser or an affiliate person of the Adviser as of the date of this report.
2	Mr. Powell is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Investment Adviser.

34	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2012	NexPoint Credit Strategies Fund

Trustees and Officers

Name, and Date of Birth	Position with Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

Ethan Powell (6/20/1975)	Secretary	Indefinite Term; Secretary since November 2010	Senior Retail Fund Analyst of HCMLP since 2007 and of the Investment Adviser since its inception and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2006.

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term, Chief Compliance Officer since January 2012	Compliance Director at Highland Capital Management Fund Advisers and Chief Compliance Officer of NexBank Securities, Inc., and affiliated Broker Dealer, since November 2010; Broker Dealer, since November 2010; Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance Manager from August 2005 to May 2008 at capital Institutional Services (institutional brokerage firm).

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term, Assistant Treasurer since November 2012	Senior Accounting Manager of the Investment Adviser since August 2012; Assistant Treasurer of the Funds on the Highland Funds Complex since November 2012; Fund Accountant at Highland Capital Management, L.P. from June 2009 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

1	Mr. Powell is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Investment Adviser.

Annual Report	35

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street and Trust Company

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Ross Avenue, Suite 1800

Dallas, TX 75201

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of NexPoint Credit Strategies Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.NexPointAdvisors.com.

On June 12, 2012, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

36	Annual Report

4400 Computer Drive

Westborough, MA 01581-1722

NexPoint Credit Strategies Fund

Annual Report, December 31, 2012

www.nexpointadvisors.com

NexPoint-HCF-AR-12/12

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is attached.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Bryan Ward is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $110,000 for 2011 and $124,000 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item $8,500 for 2011 and $8,500 for 2012. The nature of the services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $45,000 for 2011 and $9,000 for 2012. The nature of the services related to assistance on the Fund’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e) (1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)

consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e) (2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,142,555 for 2011 and $475,000 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an “interested person” as defined in the 1940 Act:

Timothy K. Hui

James F. Leary

Bryan A. Ward

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

APPENDIX E

NEXPOINT ADVISORS, L.P.

PROXY VOTING POLICY

1.	Application; General Principles

1.1      This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2        The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.	Voting; Procedures

2.1      Monitoring. A member of the settlement group (the “settlement designee”) of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security. The portfolio manager(s) may consult a member of the settlement group as necessary.

2.2      Voting. Upon receipt of notice from the settlement designee, the portfolio manager(s) of the fund(s) in which the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client in accordance with the Guidelines set forth below.

2.3      Guideline. In determining how to vote a particular proxy, the portfolio manager(s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy. This Policy is designed to be implemented in a manner reasonably expected to ensure that voting rights are exercised in the best interests of the Company’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. In general, the Company reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. Portfolio manager(s) may vote proxies as recommended by the security issuers management on routine matters related to the operation of the issuer and on matters not expected to have a significant impact on the issuer and/or its shareholders, because the Company believes that recommendations by the issuer are generally in shareholders’ best interests, and therefore in the best economic interest of the Company’s clients.

2.4      Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to causing the proxy to be voted.

2.4.1.      For a security held by a an investment company, the Company shall disclose the conflict and its reasoning for voting as it did to the Retail Fund’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the compliance department to document the basis for the decision and furnish the documentation to the Board of Trustees. The Company may resolve the conflict of interest by following the proxy voting recommendation of a disinterested third party (such as ISS, Glass Lewis, or another institutional proxy research firm).

2.5      Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.6      Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.

3.	Conflicts of Interest

3.1      Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1    The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

3.1.2    The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3    The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4    The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

3.1.5    The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).

3.1.6    Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.7    The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8    Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

3.2      Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1    The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

3.2.2    The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.	Recordkeeping, Retention and Compliance Oversight

4.1	The Company shall retain records relating to the voting of proxies, including:

4.1.1    Copies of this Policy and any amendments thereto.

4.1.2    A copy of each proxy statement that the Company receives regarding Client securities.

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

4.1.3    Records of each vote cast by the Company on behalf of Clients.

4.1.4    A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.5    A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2      These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3      The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

4.4      Records relating to the voting of proxies for securities held by investment company clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.

4.5      Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.

Adopted by the Company’s Compliance Committee: March 24, 2009, amended June 17, 2009.

Approved by the NexPoint Board of Trustees: June 8, 2012.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Fund’s portfolio manager, who is primarily responsible for the day-to-day management of the Fund’s portfolio, is Jim Dondero.

Jim Dondero – Mr. Dondero has over 25 years of experience in the credit markets. In addition to his role at NexPoint, Mr. Dondero is the President of Highland Capital Management, L.P., which he co-founded in 1993. Prior to founding Highland, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, derivatives, and equity securities. He received a BS in Commerce (Accounting and Finance) from the University of Virginia. Mr. Dondero is a Certified Public Accountant, a Certified Management Accountant, and a Chartered Financial Analyst.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following table provides information about funds and accounts, other than the Fund, for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of December 31, 2012.

Jim Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$0.6	1	$0.6
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Potential Conflicts of Interests

NexPoint Advisors, L.P. (“NexPoint”) and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

NexPoint’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio managers’ underlying accounts, and the pre-tax relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by NexPoint, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with NexPoint, which may include the amount of assets supervised and other management roles within NexPoint. Base compensation is determined by taking into account current industry norms and market data to ensure that NexPoint pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Short-Term Incentive Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of NexPoint in order to promote the success of NexPoint.

Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of NexPoint.

Because each person’s compensation is based on his or her individual performance, NexPoint does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with NexPoint.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of December 31, 2012.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager
Jim Dondero	Over $1,000,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)       NexPoint Credit Strategies Fund (formerly, Pyxis Credit Strategies Fund)

By (Signature and Title)*	/s/ Ethan Powell
Ethan Powell, Executive Vice President and Principal Executive Officer
(principal executive officer)

Date	March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ethan Powell
Ethan Powell, Executive Vice President and Principal Executive Officer
(principal executive officer)

Date	March 8, 2013

By (Signature and Title)*	/s/ Brian Mitts
Brian Mitts, Chief Financial Officer and Treasurer
(principal financial officer)

Date	March 8, 2013

* Print the name and title of each signing officer under his or her signature.